EXHIBIT 10.18

                           NOTE MODIFICATION AGREEMENT

This Note Modification Agreement, (the "Agreement") is made as of the _____ day of February, 2000, by and between OneSource Technologies, Inc., a Delaware corporation, whose address is 7419 East Helm Drive, Scottsdale, Arizona 85260, and the Party whose name and address are set forth on the signature page below (hereinafter referred to as "the Acquiring Party").

                                    Recitals

Whereas, One Source Technologies, Inc. - Arizona dba Micor Technologies, Inc., together with certain principals and affiliates are obligated on a promissory Note dated July 31, 1997 (the "Note") in the principal amount of $285,000.99; and

Whereas, the aforesaid note is subject to an option to convert the principal and unpaid interest to stock in Micor Technologies, Inc. at a price of seventy-five ($.75) cents per shares; and

Whereas, it is the desire of the holding company of Micor Technologies, Inc., OneSource Technologies, Inc. (the "Holding Company") to secure an investment partner which will purchase the aforesaid Norte from its Holder and convert the
Note into shares in th Holding Company; and

Whereas, the Acquiring Party, in consideration of the information to be provided by the Holding Company desires ti acquire the Note and convert it as recited above in the stock of the Holding Company and to become an investor therein, and the aforesaid Acquiring Party does further agree, upon the acquisition of the Note, to modify the Note as set forth below;

Now Therefore in Consideration of the Mutual Promises, Covenants and Other Legal Consideration Receipt Of which is Hereby Acknowledged it is Hereby Agreed:

                                   Agreements

1. Acquiring Party agrees that the information furnished to it by Holding Company will be used solely for the purpose of the evaluation and analysis of the investment opportunity and for the acquisition of the Note, and its conversion into the common stock of the Holding Company at the rate stated in the Note, as set forth in te recitals and that the information and the opportunity to acquire the stock and convert the Note shall be the sole and exclusive use made of the information by the Acquiring Party, that the information shall not be transmitted or disclosed to any other investment group or other party whatsoever ans shall be held by Acquiring Party and treated as strictly confidential and proprietary, and further that the information shall not be used in circumvention of the purposes of this Agreement, or in circumvention of the investment position of the parties named in the Note as obligors in any way.. Acquiring Party further agrees not to use information in any commercial manner outside of this Agreement.

2. Acquiring Party agrees that upon acquisition of the note, and pursuant to this Agreement, that the note shall be enforceable solely by conversion of the Note to common stock in the Holding


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Company,  by  conversion  of the  principal  amount  if the Note,  plus  accrued interest at a rate of seventy-five ($.75) cents per share and Acquiring Party hereby waives any right a) to demand monthly payment(s) under the Note. b) to enforce any security interest taken to secure payment of the Note in any property, securities or other collateral of One Source Technologies, Inc - Arizona, or c) to enforce any security interest in any property, securities or other collateral furnished by any other party to the note or Security Agreement.

3. Acquiring Party agrees that the terms of this Agreement respecting a) the confidentiality of the information furnished, b) non-circumvention of the interests of the Holding Company, its subsidiary which made the Note and each of the other co-makers of the Note, and c) the enforceability of the Note by conversion into the common stock of the Holding Company, and the Holding Company agrees that its obligations to convert the Note in the hands of the Acquiring Party, are obligations which are equitable in nature, that each of these obligations is such that the violation of the terms of this Agreement by either party will cause such claims or defenses as it may have which are contradictory to or in derogation of the intent and purpose of this Agreement, whether equitable or otherwise including but not limited to those provided by the strict terms of the Note, the Security Agreement, and any other previously executed legal document with respect thereto, the uniqueness of the securities and the ability of Acquiring party to acquire replacement securities in any public or private market, and the confidentiality or public knowledge with respect to the Note or the Holder thereof, and each party hereto agrees that upon violation or threatened violation of the aforementioned terms of agreement that the aggrieved party, or their co- makers or affiliates, as the case may be, shall be entitled to injunctive relief, and to such other remedies as are appropriate and necessary to prevent the breach or threatened breach of the terms hereof as are necessary to make the injured party whole, it being agreed and acknowledged by the parties that remedies at law would be inadequate.

4. Return of Information. Acquiring Party shall return all proprietary and confidential information delivered to it by Holding Company or belonging to Holding Company, within ten (10) days of a demand from Holding Company to return said information. Said information shall be returned to OneSource Technologies, Inc. at 7419 East Helm Drive, Scottsdale, Arizona 85260 or at such other address as specified by Holding Company or made by Acquiring Party shall be returned pursuant to this paragraph. Acquiring Party shall not retain copies of any said information.

5. Standard of Care. The standard of care to be utilized by Acquiring Party in connection with the fulfillment of its obligations set forth herein shall be the higher of the standard of care used by Acquiring Party in dealing with its own confidential and proprietary information or the standard of care which a reasonable person would use in protecting information which they deem confidential and proprietary.

6. Governing Law. This Agreement is entered into in the State of Arizona and is to be interpreted and construed according to the laws of the State of Arizona or of the federal Courts whose jurisdiction includes the State of Arizona, unless all such courts refuse ti exercise jurisdiction, either by order, rule or statute, in which event any such litigation may be filed in azny court which will exercise jurisdiction. All parties hereto consent to jurisdiction and venue in the State of Arizona, County of Maricopa.



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7. Entire  Agreement.  This Agreement  constitutes  the entire  agreement by and between the parties hereto, concerning the subject matter hereof and supercedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, and may not be modified ir amended except by written agreement and executed by all parties hereto.

8. Waiver. No waiver of any breach of any provision hereof shall operate as a waiver of the same or any other provision hereof. Failure to enforce this Agreement in connection with any breach hereof shall not waive the right of either party to enforce this Agreement in connection with any breach hereof.

9. Construction. This Agreement is intended to express the mutual intent of the parties, and irrespective of the identity of the party preparing this Agreement, no rule of strict construction against the party preparing any document shall be applied.

10. Authority. Each of the parties hereto, on behalf of themselves and their respective companies, represents and warrants that they have full authority to execute this Agreement on behalf of their company.

11. Waiver of Jury Trial. ALL PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ALL CASES AND ALL LITIGATION IN ANY WAY RELATED TO OR ARISING OUT OF THIS AGREEMENT AND/OR THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT. THIS AGREEMENT MAY BE FILED WITH ANY COURT AS A WRITTEN WAIVER AND SHALL HAVE FULL FORCE AND EFFECT AS A WAIVER AS IF THIS DOCUMENT WERE AN EXECUTED PLEADING FILED WITH THE COURT.

The undersigned hereby acknowledge that they heave received a copy of the above and foregoing Agreement, that they have read and understand the Agreement, and that they agree to abide by the terms of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Note Modification Agreement as of the day and year first above written.

Disclosing Party:

OneSource Technologies, Inc.

By:___________________________________
Its:___________________________________


Acquiring Party:

By:
----------------------
Printed Name:
Address:

Telephone Number: